UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Special Meeting of Holders of Liberty Entertainment Tracking Stock

On November 16, 2009, Liberty Media Corporation (Liberty Media) issued a press release (the Special Meeting Press Release) announcing that it will be holding a previously announced special stockholder meeting on Thursday, November 19, 2009 at 9:30 a.m., NYC time, at Sheraton New York Hotel & Towers, 811 7th Avenue (53rd Street), New York, NY 10019, Tel. No. (212) 581-1000.  At the special meeting, the holders of the Liberty Entertainment tracking stock will be asked to vote on, among other things, the split-off of Liberty Entertainment, Inc. (LEI) from Liberty Media and the business combination transaction between LEI and The DIRECTV Group, Inc.  Holders of record of Liberty Entertainment tracking stock at 5 p.m., NYC time, on October 9, 2009, the record date for the special meeting, are eligible to vote at the special meeting.

The special meeting will be broadcast live via the Internet.  All interested persons should visit Liberty Media’s website at http://www.libertymedia.com/events to register for the webcast.  An archive of the webcast will also be available on this website for 30 days.

The Special Meeting Press Release is filed herewith as Exhibit 99.1.

Starz Entertainment to host  Conference Call with Deutsche Bank

On November 17, 2009, Liberty Media issued a press release (the Conference Call Press Release) announcing it will host a conference call in conjunction with Deutsche Bank, beginning at 12:00 pm (ET) on November 19, 2009.  On that call, Starz Entertainment management will discuss Starz Entertainment operations. During the call, Liberty Media may make observations concerning its historical operating performance and outlook and may discuss the pending split-off of a majority of the assets and liabilities of the Entertainment Group and the related, proposed business combination with The DIRECTV Group, Inc., as well as the related redesignation of the Liberty Entertainment tracking stock as Liberty Starz tracking stock. The Series A and Series B Liberty Starz tracking stocks are currently trading on a when-issued basis under the symbols “LSTAV” and “LSTBV,” respectively.

The conference call will be available via teleconference, please dial in at least 10 minutes prior to the start of the call.

Domestic - (800) 309-8606

International - (706) 679-0645

Access Code - 42317331

Replays of the conference call can be accessed for one week by dialing (800) 642-1687 or (706) 645-9291 (outside USA) plus the pass code# 42317331.

In addition, the conference call will be broadcast live via the Internet. All interested participants should visit the Liberty Media website at http://www.libertymedia.com/events to register for the web cast. Links to the press release and replays of the call will also be available on the Liberty Media website. The conference call and related materials will be archived on the website for 30 days.

The Conference Call Press Release is filed herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated November 16, 2009
99.2	Press Release dated November 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2009

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
Name: Mark E. Burton
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated November 16, 2009
99.2	Press Release dated November 17, 2009